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                                                                    EXHIBIT 10.8

                                                REGISTRATION RIGHTS AGREEMENT,
                                       dated as of November 22, 2002, (the
                                       "Agreement") among NATIONAL WATERWORKS
                                       HOLDINGS, INC., a Delaware corporation
                                       (the "Corporation") and the STOCKHOLDERS
                                       (as herein defined).

                  The Stockholders own or may acquire shares of the Common Stock (as hereinafter defined) of the Corporation. The Corporation and the Stockholders deem it to be in their respective best interests to set forth their rights in connection with public offerings and sales of the Common Stock.

                  NOW, THEREFORE, in consideration of the premises and mutual covenants and obligations hereinafter set forth, the Corporation and the Stockholders hereby agree as follows:

         SECTION 1.  DEFINITIONS.

                  As used in this Agreement, the following terms shall have the following meanings:

                  "AFFILIATE" means, with respect to any Person, any (a) director, officer, limited or general partner, member or Stockholder holding 5% or more of the outstanding capital stock or other equity interests of such Person, (b) any spouse, parent, sibling or descendant of such Person (or a spouse, parent, sibling or descendant of a Person specified in clause (a) above relating to such Person) and (c) other Person that, directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person. The term "control" includes, without limitation, the possession, directly or indirectly, of the power to direct the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

                  "BOARD" means the Board of Directors of the Corporation.

                  "CLASS A COMMON STOCK" means the Class A Common Stock, $0.01 par value per share, of the Corporation.

                  "CLASS B COMMON STOCK" means the Class B Common Stock, $0.01 par value per share, of the Corporation.

                  "COMMISSION" means the Securities and Exchange Commission or any other agency at the time administering the Securities Act.

                  "COMMON STOCK" means the Class B Common Stock and the Class A Common Stock issued upon the redemption, exchange or recapitalization of the Class B Common Stock in accordance with Section 3.7 of the Stockholders' Agreement, collectively.
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                  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

                  "IPO" shall mean the Corporation's initial registration of its or any Subsidiary's (or successor in interest of the foregoing) equity securities listed on a nationally recognized exchange which is made pursuant to an effective registration statement under the Securities Act.

                  "INVESTOR STOCKHOLDERS" means the JPMP Holder, the THL Holder and each of their transferees and assignees.

                  "INVESTORS' COUNSEL" shall have the meaning set forth in
Section 5(b).

                  "JPMP HOLDER" shall mean, collectively, (i) J.P. Morgan Partners (BHCA), L.P., (ii) J.P. Morgan Partners Global Investors, L.P., (iii) J.P. Morgan Partners Global Investors (Cayman), L.P., (iv) J.P. Morgan Partners Global Investors (Cayman II), L.P., and (v) J.P. Morgan Partners Global Investors A, L.P. and each of their Affiliates.

                  "PERSON" shall be construed in the broadest sense and means and includes a natural person, a partnership, a corporation, an association, a joint stock company, a limited liability company, a trust, a joint venture, an unincorporated organization and any other entity and any federal, state, municipal, foreign or other government, governmental department, commission, board, bureau, agency or instrumentality, or any private or public court or tribunal.

                  "PRIMARY SHARES" means at any time authorized but unissued shares of Common Stock.

                  "REGISTRABLE SHARES" means the shares of Common Stock held by the Stockholders which constitute Restricted Shares.

                  "REGISTRATION DATE" means the date upon which the registration statement pursuant to an IPO shall have been declared effective.

                  "REQUISITE HOLDERS" means the holders of at least seventy-five percent (75%) of the shares of Common Stock then outstanding.

                  "REQUISITE REQUESTING HOLDERS" means, with respect to any registration of Registrable Shares by the Corporation in accordance with Section 2 of this Agreement, Stockholders who in the aggregate hold at least seventy-five percent (75%) of the Registrable Shares requested to be registered pursuant to such registration.

                  "RESTRICTED SHARES" means shares of Common Stock held by any Stockholder, and includes (i) shares of Common Stock which may be issued as a dividend or distribution, (ii) any other securities which by their terms are exercisable or exchangeable for or convertible into Common Stock or which may be exchanged or recapitalized for shares of Common Stock, and (iii) any securities received in respect of the foregoing, in each case in clauses (i) through (iii) which are held by such Stockholder. As to any particular Restricted Shares, once issued, such Restricted Shares shall cease to be Restricted Shares when (i) they have been registered under

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the Securities Act, the registration statement in connection therewith has been declared effective and they have been disposed of pursuant to such effective registration statement, (ii) they are eligible to be sold or distributed pursuant to Rule 144 (including, without limitation, Rule 144(k)) in a single transaction by any Stockholder without limitation, or (iii) they shall have ceased to be outstanding.

                  "RULE 144" means Rule 144 promulgated under the Securities Act or any successor rule thereto or any complementary rule thereto (such as Rule
144A).

                  "SECURITIES ACT" means the Securities Act of 1933, as amended, or any successor statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

                  "STOCKHOLDERS" means the stockholders listed on Annex I hereto and their respective successors, assignees and transferees who execute a counterpart to this Agreement in accordance with Section 13.

                  "STOCKHOLDERS AGREEMENT" means the Stockholders' Agreement between the Corporation and the other parties thereto dated as of the date hereof, as the same may be amended or supplemented from time to time.

                  "THL HOLDER" shall mean, collectively, (i) Thomas H. Lee Equity Fund V, L.P., (ii) Thomas H.Lee Parallel Fund V, L.P., (iii) Thomas H. Lee Cayman Fund V, L.P., (iv) Putnam Investments Holdings, LLC, (v) Putnam Investments Employees' Securities Company I LLC, (vi) Putnam Investments Employees' Securities Company II LLC, (vii) 1997 Thomas H. Lee Nominee Trust, and (viii) Thomas H. Lee Investors Limited Partnership.

         SECTION 2. REQUIRED REGISTRATION.

            (a) At any time after the Registration Date, if either the JPMP Holder or THL Holder shall request that the Corporation effect the registration of Registrable Shares under the Securities Act with an anticipated aggregate offering price to the public of not less than $25,000,000.00, the Corporation shall promptly use its best efforts to effect the registration under the Securities Act of such Registrable Shares. Upon such request, then the Corporation shall promptly give written notice to the other Stockholders of its requirement to so register such offering and, upon the written request, delivered to the Corporation within ten (10) days after delivery of any such notice by the Company, of the other Stockholders to include in such registration Registrable Shares (which request shall specify the number of Registrable Shares proposed to be included in such registration), the Corporation shall, whether or not any other Stockholders request to include any Registrable Shares in such registration, subject to Section 2(b) below, promptly use its best efforts to effect such registration under the Securities Act of an offering of the Registrable Shares which the Corporation has been so requested to register for sale in accordance with the method of distribution specified in the initiating request.

            (b) Notwithstanding anything contained in this Section 2 to the contrary, the Corporation shall not be obligated to effect any registration under the Securities Act except in accordance with the following provisions:

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                  (i) The Corporation shall not be obligated to file and cause to become effective more than (i) three (3) registration statements initiated by the JPMP Holder and (ii) three (3) registration statements initiated by THL Holder, in each case pursuant to Section 2(a) above, on Form S-1 promulgated under the Securities Act (or any successor form thereto).

                  (ii) The Corporation may delay the filing or effectiveness of any registration statement for a period of up to 90 days after the date of a request for registration pursuant to Section 2(a) if at the time of such request: (X) the Corporation is engaged, or has fixed plans to engage within 15 days of the time of such request, in a firm commitment underwritten public offering of Primary Shares in which the holders of Registrable Shares have been or will be permitted to include all the Registrable Shares so requested to be registered pursuant to Section 3 or (Y) the Board reasonably determines that such registration and offering would interfere with any material transaction involving the Corporation; provided, however, that the Corporation shall only be entitled to invoke its rights under this Section 2(b)(ii) one time during each fiscal year of the Corporation during the duration of this Agreement.

                  (iii) If the managing underwriter advises the Corporation that the inclusion of all Registrable Shares and/or Primary Shares proposed to be included in such registration would interfere with the successful marketing (including pricing) of the Registrable Shares proposed to be included in such registration, then the number of Registrable Shares and/or Primary Shares proposed to be included in such registration shall be included in the following order:

                           (A)     first, the Primary Shares; and

                           (B) second, the Registrable Shares held by the
            Stockholders (or, if necessary, such Registrable Shares pro rata among the holders thereof based upon the number of Registrable Shares requested to be registered by each Stockholder).

                  (iv) If the Requisite Requesting Holders so elect, the offering of such Registrable Shares pursuant to such registration shall be in the form of an underwritten offering, provided, however, that no Stockholder participating in such registration shall unreasonably withhold consent to such election by another Stockholder participating in such registration. The Requisite Requesting Holders shall select one or more nationally recognized firms of investment bankers reasonably acceptable to the Corporation to act as the lead managing underwriter or underwriters in connection with such offering.

                  (v) At any time before the registration statement covering such Registrable Shares becomes effective, such Requisite Requesting Holders may request the Corporation to withdraw or not to file the registration statement. In that event, unless such request of withdrawal was caused by, or made in response to, a material adverse effect or a similar event related to the business, properties, condition, or operations of the Corporation not known (without imputing the knowledge of any other Person to such holders) by the holders initiating such request at the time their request was made, or other

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         material facts not known to such holders at the time their request was made, such holders shall be deemed to have used one of their registration rights under Section 2(a).

         SECTION 3.  PIGGYBACK REGISTRATION.

                  If the Corporation at any time proposes for any reason to register Primary Shares under the Securities Act (other than on Form S-4 or Form S-8 promulgated under the Securities Act (or any successor forms thereto)), it shall give written notice to the Stockholders of its intention to so register such Primary Shares at least 30 days before the initial filing of the registration statement related thereto and, upon the request, delivered to the Corporation within 20 days after delivery of any such notice by the Corporation, of a Stockholder to include in such registration Registrable Shares (which request shall specify the number of Registrable Shares proposed to be included in such registration), the Corporation shall use its best efforts to cause all such Registrable Shares to be included in such registration on the same terms and conditions as the securities otherwise being sold in such registration; provided, however, that if the managing underwriter advises the Corporation that the inclusion of all Registrable Shares requested to be included in such registration would interfere with the successful marketing (including pricing) of the Primary Shares proposed to be registered by the Corporation, then the number of Primary Shares and Registrable Shares proposed to be included in such registration shall be included in the order set forth in Section 2(b)(iii).

         SECTION 4. REGISTRATIONS ON FORM S-3.

                  Anything contained in Section 2 to the contrary notwithstanding, at such time as the Corporation shall have qualified for the use of Form S-3 promulgated under the Securities Act or any successor form thereto, the Investor Stockholders shall have the right to request an unlimited number of registrations of Registrable Shares on Form S-3 (which may, at such holders' request, be shelf registrations pursuant to Rule 415 promulgated under the Securities Act) or its successor form, which request or requests shall (i) specify the number of Registrable Shares intended to be sold or disposed of and the holders thereof, (ii) state whether the intended method of disposition of such Registrable Shares is an underwritten offering or a shelf registration and
(iii) relate to Registrable Shares having an aggregate offering price of at least $10,000,000. A requested registration on Form S-3 (or its successor form) in compliance with this Section 4 shall not count as a registration statement initiated pursuant to Section 2(a) but shall otherwise be treated as a registration initiated pursuant to Section 2(b) (including Section 2(b)(iii).

         SECTION 5. PREPARATION AND FILING.

                  If and whenever the Corporation is under an obligation pursuant to the provisions of this Agreement to effect the registration of any Registrable Shares, the Corporation shall, as expeditiously as practicable:

            (a) use its best efforts to cause a registration statement that registers such Registrable Shares to become and remain effective until all of such Registrable Shares have been disposed of and, in connection with a registration pursuant to Section 2, use its best efforts to cause management to participate in any marketing activities, such as roadshows, reasonably

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requested by the managing underwriter in connection with the sale of Registrable
Shares requested to be registered;

            (b) furnish, at least five business days before filing a registration statement that registers such Registrable Shares, a prospectus relating thereto or any amendments or supplements relating to such a registration statement or prospectus, to one counsel selected by the Requisite Requesting Holders (provided that no holder participating in such registration shall unreasonably withhold consent to the selection of counsel by the Stockholder requesting such registration) (the "Investors' Counsel"), copies of all such documents proposed to be filed (it being understood that such five-business-day period need not apply to successive drafts of the same document proposed to be filed so long as such successive drafts are supplied to the Investors' Counsel in advance of the proposed filing by a period of time that is customary and reasonable under the circumstances);

            (c) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective until all of such Registrable Shares have been disposed of and to comply with the provisions of the Securities Act with respect to the sale or other disposition of such Registrable Shares;

            (d) notify in writing the Investors' Counsel (i) of the receipt by the Corporation of any notification with respect to any comments by the Commission with respect to such registration statement or prospectus or any amendment or supplement thereto or any request by the Commission for the amending or supplementing thereof or for additional information with respect thereto, (ii) of the receipt by the Corporation of any notification with respect to the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or prospectus or any amendment or supplement thereto or the initiation or threatening of any proceeding for that purpose and
(iii) of the receipt by the Corporation of any notification with respect to the suspension of the qualification of such Registrable Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purposes;

            (e) use its best efforts to register or qualify such Registrable Shares under such other securities or blue sky laws of such jurisdictions as the holders of Registrable Shares reasonably request and do any and all other acts and things which may be reasonably necessary or advisable to enable the Stockholders to consummate the disposition in such jurisdictions of the Registrable Shares owned by the Stockholders; provided, however, that the Corporation will not be required to qualify generally to do business, subject itself to general taxation or consent to general service of process in any jurisdiction where it would not otherwise be required to do so but for this paragraph (e);

            (f) furnish to the holders of such Registrable Shares such number of copies of a summary prospectus, if any, or other prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as such Stockholders may reasonably request in order to facilitate the public sale or other disposition of such Registrable Shares;

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            (g) without limiting subsection (e) above, use its best efforts to cause such Registrable Shares to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Corporation to enable the Stockholders holding such Registrable Shares to consummate the disposition of such Registrable Shares;

            (h) notify the holders of such Registrable Shares on a timely basis at any time when a prospectus relating to such Registrable Shares or any document related thereto includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and, at the request of the Stockholders prepare and furnish to such holders a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the offerees of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

            (i) make available upon reasonable notice and during normal business hours, for inspection by the Stockholders holding such Registrable Shares, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by the Stockholders or underwriter (collectively, the "Inspectors"), all pertinent financial and other records, pertinent documents and properties of the Corporation (collectively, the "Records"), as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Corporation's officers, directors and employees to supply all information (together with the Records, the "Information") reasonably requested by any such Inspector in connection with such registration statement. Any of the Information which the Corporation determines in good faith to be confidential, and of which determination the Inspectors are so notified, shall not be disclosed by the Inspectors unless (i) the disclosure of such Information is necessary to avoid or correct a material misstatement or omission in the registration statement,
(ii) the release of such Information is ordered pursuant to a subpoena or other order from a court or governmental agency or authority of competent jurisdiction, (iii) such Information has been made generally available to the public through no breach of the nondisclosure obligations of the Inspectors or their Affiliates or (iv) such disclosure is required to be made under applicable law;

            (j) use its best efforts to obtain from its independent certified public accountants "cold comfort" letters in customary form and at customary times and covering matters of the type customarily covered by cold comfort letters;

            (k) use its best efforts to obtain from its counsel an opinion or opinions in customary form;

            (l) provide a transfer agent and registrar (which may be the same entity and which may be the Corporation) for such Registrable Shares;

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            (m) promptly issue to any underwriter to which the Stockholders holding such Registrable Shares may sell shares in such offering certificates evidencing such Registrable Shares;

            (n) list such Registrable Shares on any national securities exchange on which any shares of the Common Stock are listed or, if the Common Stock is not listed on a national securities exchange, use its best efforts to qualify such Registrable Shares for inclusion on the automated quotation system of the National Association of Securities Dealers, Inc. (the "NASD"), or such other national securities exchange as the holders of a majority of such Registrable Shares shall reasonably request;

            (o) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission and make available to its securityholders, as soon as reasonably practicable, earnings statements covering a period of 12 months beginning within three months after the effective date of the subject registration statement; and

            (p) otherwise use its best efforts to take all other steps necessary to effect the registration of such Registrable Shares contemplated hereby.

            (q) Each holder of the Registrable Shares, upon receipt of any notice from the Corporation of any event of the kind described in Section 5(h) hereof, shall forthwith discontinue disposition of the Registrable Shares pursuant to the registration statement covering such Registrable Shares until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 5(h) hereof, and, if so directed by the Corporation, such holder shall deliver to the Corporation all copies, other than permanent file copies then in such holder's possession, of the prospectus covering such Registrable Shares at the time of receipt of such notice.

         SECTION 6.  EXPENSES.

                  All expenses incurred by the Corporation and the Stockholders in complying with their obligations pursuant to this Agreement and in connection with the registration and disposition of Registrable Shares, including, without limitation, all registration and filing fees (including all expenses incident to filing with the NASD), fees and expenses of complying with securities and blue sky laws, printing expenses, fees and expenses of the Corporation's counsel and accountants and fees and expenses of the Investors' Counsel shall be paid by the Corporation; provided, however, that all underwriting discounts, selling commissions applicable to the Registrable Shares shall be borne by the holders selling such Registrable Shares, in proportion to the number of Registrable Shares sold by each such holder.

         SECTION 7.  INDEMNIFICATION.

            (a) In connection with any registration of any Registrable Shares under the Securities Act pursuant to this Agreement, the Corporation shall indemnify and hold harmless the holders of Registrable Shares, each of such holder's officers, directors, employees, members, partners, and advisors and their respective Affiliates, each underwriter, broker or any other person acting on behalf of the holders of Registrable Shares and each other Person, if any, who controls any of the foregoing Persons within the meaning of the Securities Act against any

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losses, claims, damages, liabilities, or actions joint or several (or actions in respect thereof), to which any of the foregoing persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or allegedly untrue statement of a material fact contained in the registration statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein or otherwise filed with the Commission, any amendment or supplement thereto or any document incident to registration or qualification of any Registrable Shares, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or, with respect to any prospectus, necessary to make the statements therein in light of the circumstances under which they were made not misleading, or any violation by the Corporation of the Securities Act or state securities or blue sky laws applicable to the Corporation or relating to action or inaction required of the Corporation in connection with such registration or qualification under such state securities or blue sky laws; and shall reimburse such Persons for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Corporation shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action (including any legal or other expenses incurred) arises out of or is based upon an untrue statement or allegedly untrue statement or omission or alleged omission made in said registration statement, preliminary prospectus, final prospectus, amendment, supplement or document incident to registration or qualification of any Registrable Shares in reliance upon and in conformity with written information furnished to the Corporation by the holders of Registrable Shares specifically for use in the preparation thereof; provided further, however, that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any untrue statement, allegedly untrue statement, omission or alleged omission made in any preliminary prospectus but eliminated or remedied in the final prospectus, such indemnity agreement shall not inure to the benefit of any of such Persons if a copy of such final prospectus had been made available to such Persons and such final prospectus was not delivered to the purchaser of the Registrable Shares with or prior to the written confirmation of the sale of such Registrable Shares.

            (b) In connection with any registration of Registrable Shares under the Securities Act pursuant to this Agreement, each holder of Registrable Shares shall severally (based on the percentage of all Registrable and Primary Shares included in such registration that were owned by such holder) and not jointly and severally indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 7(a)) the Corporation, each director of the Corporation, each officer of the Corporation who shall sign such registration statement, each underwriter, broker or other person acting on behalf of the holders of Registrable Shares and each person who controls any of the foregoing persons within the meaning of the Securities Act with respect to any statement or omission from such registration statement, any preliminary prospectus or final prospectus contained therein or otherwise filed with the Commission, any amendment or supplement thereto or any document incident to registration or qualification of any Registrable Shares, if such statement or omission was made in reliance upon and in conformity with written information furnished to the Corporation or such underwriter by such holder of Registrable Shares specifically for use in connection with the preparation of such registration statement, preliminary prospectus, final prospectus, amendment, supplement or document; provided, however, that the maximum amount of liability in respect of such

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indemnification shall be limited, in the case of each holder of Registrable
Shares, to an amount equal to the net proceeds actually received by such holder from the sale of Registrable Shares effected pursuant to such registration.

            (c) Promptly after receipt by an indemnified party of notice of the commencement of any action involving a claim referred to in this Section 7, such indemnified party will, if a claim in respect thereof is made against an indemnifying party, give written notice to the latter of the commencement of such action. The failure of any indemnified party to notify an indemnifying party of any such action shall not (unless such failure shall have a material adverse effect on the indemnifying party) relieve the indemnifying party from any liability in respect of such action that it may have to such indemnified party hereunder. In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be responsible for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof; provided, however, that if any indemnified party shall have reasonably concluded that there may be one or more legal or equitable defenses available to such indemnified party which are additional to or conflict with those available to the indemnifying party, or that such claim or litigation involves or could have an effect upon matters beyond the scope of the indemnity agreement provided hereunder, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party (but shall have the right to participate therein with counsel of its choice) and such indemnifying party shall reimburse such indemnified party and any Person controlling such indemnified party for that portion of the fees and expenses of any counsel retained by the indemnified party which is reasonably related to the matters covered by the indemnity agreement provided hereunder. If the indemnifying party is not entitled to, or elects not to, assume the defense of a claim, it will not be obligated to pay the fees and expenses of more than one counsel with respect to such claim.

            (d) If the indemnification provided for hereunder is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, claim, damage, liability or action referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amounts paid or payable by such indemnified party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions which resulted in such loss, claim, damage, liability or action as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties agree that it would not be just and equitable if contribution pursuant hereto were determined by pro rata allocation or by any other method or allocation which does not take account of the equitable considerations referred to herein. No person guilty or liable of fraudulent misrepresentation shall be entitled to contribution from any person.

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         SECTION 8.  INFORMATION BY HOLDER.

                  The Stockholders shall furnish to the Corporation such written information regarding the Stockholders and the distribution proposed by any Stockholders as the Corporation may reasonably request in writing and as shall be reasonably required in connection with any registration referred to in this Agreement.

         SECTION 9.  EXCHANGE ACT COMPLIANCE.

                  From the Registration Date or such earlier date as a registration statement filed by the Corporation pursuant to the Exchange Act relating to any class of the Corporation's securities shall have become effective, the Corporation shall comply with all of the reporting requirements of the Exchange Act applicable to it and shall comply with all other public information reporting requirements of the Commission which are conditions to the availability of Rule 144. The Corporation shall cooperate with the Stockholders in supplying such information as may be necessary for the Stockholders to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of Rule 144.

         Section 10.  NO CONFLICT OF RIGHTS; FUTURE RIGHTS.

                  The Corporation shall not, after the date hereof, grant any registration rights which conflict with or impair the rights granted to the Stockholders hereby. If at any time following the date hereof, the Corporation shall grant to any present or future Stockholder of the Corporation rights to in any manner cause or participate in any registration statement of the Corporation that, in the judgment of the Stockholders, are superior to or conflict with the rights granted to the Stockholders hereby, such grant shall be null, void and ultra vires.

          SECTION 11.  TERMINATION.

                  This Agreement shall terminate and be of no further force or effect when there shall no longer be any Registrable Shares outstanding.

          SECTION 12.  BENEFITS OF AGREEMENT; THIRD PARTY BENEFICIARIES.

                  Except as provided herein, this Agreement shall bind and inure to the benefit of the Corporation, the Stockholders and subject to Section 13, the respective successors and assigns of the Corporation and the Stockholders.

          SECTION 13.  ASSIGNMENT.

                  Each Stockholder may assign its rights hereunder to any purchaser or transferee of Registrable Shares; provided, however, that such purchaser or transferee shall, as a condition to the effectiveness of such assignment, be required to execute a counterpart to this Agreement, whereupon such purchaser or transferee shall have the benefits of, and shall be subject to the restrictions contained in this Agreement as if such purchaser or transferee was originally included in the definition of Stockholder herein and had originally been a party hereto. Notwithstanding the foregoing, neither the JPMP Holder nor the THL Holder may assign its right to request that the Corporation effect the registration of Registrable Shares pursuant to

Section 2(a). The Corporation may not assign any rights hereunder without the consent of the Requisite Holders.

          SECTION 14.  ENTIRE AGREEMENT.

                  This Agreement, and the other writings referred to herein or delivered pursuant hereto, contain the entire agreement among the parties hereto with respect to the subject matter hereof and supersede all prior and contemporaneous arrangements or understandings with respect thereto.

          SECTION 15.  NOTICES.

                  All notices, requests, consents and other communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or sent by telecopy, nationally-recognized overnight courier or first class registered or certified mail, return receipt requested, postage prepaid, addressed to such party at the address set forth below or such other address as may hereafter be designated in writing by such party to the other parties:

                           (i)  if to the Corporation, to:

                                    National Waterworks Holdings, Inc.
                                    American Plaza
                                    200 West Highway 6 - Suite 620
                                    Waco, Texas 76712
                                    Telephone:  254-772-5355
                                    Telecopy:  254-772-5716
                                    Attention: President

                           With a copy to the JPMP Holder and the THL Holder to their respective addresses set forth on Annex I hereto:

                           (ii) if to the Stockholders, to their respective addresses set forth on Annex I hereto.

                  All such notices, requests, consents and other communications shall be deemed to have been delivered (a) in the case of personal delivery or delivery by telecopy, on the date of such delivery, (b) in the case of dispatch by nationally-recognized overnight courier, on the next business day following such dispatch and (c) in the case of mailing, on the third business day after the posting thereof.

          SECTION 16.  MODIFICATIONS; AMENDMENTS; WAIVERS.

                  The terms and provisions of this Agreement may not be modified or amended except pursuant to a writing signed by the Corporation and Requisite Holders. Any waiver of any provision of this Agreement requested by any party hereto must be granted in advance, in writing by the party granting such waiver; provided, however, that the Requisite Holders may grant a waiver on behalf of all Stockholders.

          SECTION 17.  COUNTERPARTS; FACSIMILE SIGNATURES.

                  This Agreement may be executed in any number of original or facsimile counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

          SECTION 18.  HEADINGS.

                  The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

          SECTION 19. GOVERNING LAW; CONSENT TO JURISDICTION AND VENUE; WAIVER OF JURY TRIAL.

                  This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any law or rule that would cause the laws of any jurisdiction other than the State of Delaware to be applied.

                  ANY ACTION OR PROCEEDING AGAINST THE PARTIES RELATING IN ANY WAY TO THIS AGREEMENT MAY BE BROUGHT AND ENFORCED IN THE COURTS OF THE STATE OF NEW YORK OR THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, TO THE EXTENT SUBJECT MATTER JURISDICTION EXISTS THEREFOR, AND THE PARTIES IRREVOCABLY SUBMIT TO THE JURISDICTION OF BOTH SUCH COURTS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING. EACH OF THE PARTIES IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION THAT THEY MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH ACTION OR PROCEEDING IN THE COURTS OF THE STATE OF NEW YORK LOCATED IN NEW YORK COUNTY OR THE SOUTHERN DISTRICT OF NEW YORK AND ANY CLAIM THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN ANY INCONVENIENT FORUM. ANY JUDGMENT MAY BE ENTERED IN ANY COURT HAVING JURISDICTION THEREOF.

                  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT.

          SECTION 20.  SEVERABILITY.

                  It is the desire and intent of the parties that the provisions of this Agreement be enforced to the fullest extent permissible under the law and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, in the event that any provision of this Agreement would be held in any jurisdiction to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction. Notwithstanding the foregoing, if such provision could be more narrowly drawn so as not be invalid, prohibited or unenforceable in such jurisdiction, it shall, as to such jurisdiction, be so narrowly drawn, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

                                     * * * *

                  IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement on the date first written above.

                                              NATIONAL WATERWORKS HOLDINGS, INC.

                                              By: /s/ Harry K. Hornish
                                                  --------------------
                                                  Name:  Harry K. Hornish
                                                  Title: President and C.E.O.

                                              INVESTORS:

                                              J.P. MORGAN PARTNERS (BHCA), L.P.

                                              By: JPMP MASTER FUND MANAGER,
                                                  L.P.,
                                                  its general partner

                                              By: JPMP CAPITAL CORP.,
                                                  its general partner

                                              By: /s/ Stephen Murray

                                                  --------------------
                                                  Name: Stephen Murray
                                                  Title: Partner

                                              J.P. MORGAN PARTNERS GLOBAL
                                              INVESTORS, L.P.

                                              By: JPMP GLOBAL INVESTORS, L.P.,
                                                  its general partner

                                              By: JPMP CAPITAL CORP.,
                                                  its general partner

                                              By: /s/ Stephen Murray

                                                  ------------------
                                                  Name:  Stephen Murray
                                                  Title: Partner

                                              J.P. MORGAN PARTNERS GLOBAL
                                              INVESTORS (CAYMAN), L.P.

                                              By: JPMP GLOBAL INVESTORS, L.P.,
                                                  a general partner

                                              By: JPMP CAPITAL CORP.,
                                                  its general partner

                                              By: /s/ Stephen Murray

                                                  ------------------
                                                  Name:  Stephen Murray
                                                  Title: Partner

                                              J.P. MORGAN PARTNERS GLOBAL
                                              INVESTORS A, L.P.

                                              By: JPMP GLOBAL INVESTORS, L.P.,
                                                  a general partner

                                              By: JPMP CAPITAL CORP.,
                                                  its general partner

                                              By: /s/ Stephen Murray

                                                  ------------------
                                                  Name:  Stephen Murray
                                                  Title: Partner

                                              J.P. MORGAN PARTNERS GLOBAL
                                              INVESTORS (CAYMAN) II, L.P.

                                              By: JPMP GLOBAL INVESTORS, L.P.,
                                                  a general partner

                                              By: JPMP CAPITAL CORP.,
                                                  its general partner

                                              By: /s/ Stephen Murray

                                                  ------------------
                                                  Name:  Stephen Murray
                                                  Title: Partner

                                              THOMAS H. LEE EQUITY FUND V, L.P.

                                              By: THL EQUITY ADVISORS V, LLC,
                                                  its general partner

                                              By: THOMAS H. LEE PARTNERS, L.P.,
                                                  its sole member

                                              By: THOMAS H. LEE ADVISORS, LLC,
                                                  its general partner

                                              By: /s/ Anthony Dinovi

                                                  ------------------
                                                  Name:  Anthony DiNovi
                                                  Title: Principal Managing

                                                         Director

                                              THOMAS H. LEE PARALLEL FUND
                                              V, L.P.

                                              By: THL EQUITY ADVISORS V, LLC,
                                                  its general partner

                                              By: THOMAS H. LEE PARTNERS, L.P.,
                                                  its sole member

                                              By: THOMAS H. LEE ADVISORS, LLC,
                                                  its general partner

                                              By: /s/ Anthony Dinovi

                                                  ------------------
                                                  Name:  Anthony DiNovi
                                                  Title: Principal Managing
                                                  Director

                                              THOMAS H. LEE EQUITY (CAYMAN)
                                              FUND V, L.P.

                                              By: THL EQUITY ADVISORS V, LLC,
                                                  its general partner

                                              By: THOMAS H. LEE PARTNERS, L.P.,
                                                  its sole member

                                              By: THOMAS H. LEE ADVISORS, LLC,
                                                  its general partner

                                              By: /s/ Anthony Dinovi

                                                  ------------------
                                                  Name:  Anthony DiNovi
                                                  Title: Principal Managing

                                                         Director

                                              PUTNAM INVESTMENTS HOLDINGS, LLC

                                              By: /s/ William H. Wolverton
                                                  ------------------------
                                                  Name:  William H. Wolverton
                                                  Title: Managing Director

                                              PUTNAM INVESTMENTS EMPLOYEES'
                                              SECURITIES COMPANY I LLC

                                              By: /s/ William H. Wolverton
                                                  ------------------------
                                                  Name:  William H. Wolverton
                                                  Title: Managing Director

                                              PUTNAM INVESTMENTS EMPLOYEES'
                                              SECURITIES COMPANY II LLC

                                              By: /s/ William H. Wolverton
                                                  ------------------------
                                                  Name:  William H. Wolverton
                                                  Title: Managing Director

                                              1997 THOMAS H. LEE NOMINEE TRUST

                                              By: State Street Bank and Trust
                                                  Company, not personally, but
                                                  solely as Trustee under the
                                                  1997 Thomas H. Lee Nominee
                                                  Trust

                                              By: /s/ Gerald R. Wheeler
                                                  ---------------------
                                                  Name:  Gerald R. Wheeler
                                                  Title: Vice President

                                              THOMAS H. LEE INVESTORS LIMITED
                                              PARTNERSHIP

                                              By: THL Investment Management
                                                  Corp., its general partner

                                              By: /s/ Thomas H. Lee
                                                  -----------------
                                                  Name:  Thomas H. Lee
                                                  Title: Chief Executive Officer

                                              /s/ Harry K. Hornish
                                              --------------------
                                              Harry K. Hornish, Jr.

                                              /s/ Mechelle Slaughter

                                              ----------------------
                                              Mechelle Slaughter

                                              /s/ Terry Howell

                                              ----------------
                                              Terry Howell

                                              /s/ Rob Hickson

                                              ---------------
                                              Rob Hickson

                                              /s/ Ed Maczko

                                              -------------
                                              Ed Maczko

                                              /s/ Ron Hood

                                              ------------
                                              Ron Hood

                -Signature Page to Registration Rights Agreement-

                                              /s/ Jerry Webb

                                              --------------
                                              Jerry Webb

                                              /s/ Irving Welchons

                                              -------------------
                                              Irving Welchons

                                              /s/ Jack Schaller

                                              -----------------
                                              Jack Schaller

                                              /s/ Joe Walker

                                              --------------
                                              Joe Walker

                                              /s/ Phil Keipp

                                              --------------
                                              Phil Keipp

                                              /s/ Jack Olson

                                              --------------
                                              Jack Olson

                                              LATONA NW INVESTMENT, LLC

                                              By: /s/ Paul Meister

                                                  ----------------
                                                  Name:  Paul Meister
                                                  Title: Manager

                -Signature Page to Registration Rights Agreement-

                                                                         ANNEX I

                                  STOCKHOLDERS

J.P. Morgan Partners (BHCA), L.P.

J.P. Morgan Partners Global Investors, L.P.

J.P. Morgan Partners Global Investors (Cayman), L.P.

J.P. Morgan Partners Global Investors (Cayman ) II, L.P.

J.P. Morgan Partners Global Investors A, L.P.

in each case:
c/o J.P. Morgan Partners
1221 Avenue of the Americas, 40th Floor

New York, New York  10020
Attention:  Official Notices Clerk
FBO Stephen P. Murray
Telephone: (212) 899-3400

with a copy to:

O'Melveny & Myers LLP
30 Rockefeller Plaza
New York, New York  10112
Telephone:  212-408-2469
Facsimile:  212-408-2420
Attn:  Gregory Gilbert, Esq.

Thomas H. Lee Equity Fund V, L.P.

Thomas H. Lee Parallel Fund V, L.P.

Thomas H. Lee Cayman Fund V, L.P.

Putnam Investments Holdings, LLC

Putnam Investments Employees' Securities Company I LLC

Putnam Investments Employees' Securities Company II LLC

1997 Thomas H. Lee Nominee Trust

Thomas H. Lee Investors Limited Partnership in each case:
c/o Thomas H. Lee Partners, L.P.
75 State Street
Suite 2600
Boston, MA 02109
Telephone:  617-227-1050
Facsimile:  617-227-3514
Attn:  Anthony DiNovi

with a copy to:

Weil, Gotshal & Manges LLP
101 Federal Street

Boston, MA 02110
Telephone:  617-772-8377
Facsimile:  617-772-8333
Attn: James Westra, Esq.

Harry K. Hornish
7333 Westover Road
Waco, Texas 76710

Mechelle Slaughter
27131 Whispering Meadow WB7
Whitney, TX 76692

Terry Howell
121 Parkway Drive
Thomasville, GA 31792

Rob Hickson
4971 Bayou Hills Road
Parker, CO 80134

Ed Maczko
804 Cross Lane

Southlake, TX 76092

Ron Hood
706 Southridge Street
Mesquite, NV 84027

Jerry Webb
203 Stratford Way
Thomasville, GA 31792

Irving Welchons
10312 Betsy Ross Court
Charlotte, NC 28277

Jack Schaller
17102 Somerset Field Court
Chesterfield MO 63005

Joe Walker
8205 Woodcreek
Waco, TX 76712

Phil Keipp
906 Prince Drive

St. Charles, MO 63301

Jack Olson
102 Pony Circle

Thomasville, GA 31792

Latona NW Investment, LLC

================================================================================

                       NATIONAL WATERWORKS HOLDINGS, INC.

                          REGISTRATION RIGHTS AGREEMENT

                                NOVEMBER 22, 2002

================================================================================